UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained under the Item 7.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 13, 2020, in connection with the offering of the Notes (defined below), Royal Caribbean Cruises Ltd. (the “Company”) distributed certain information attached to this report as Exhibit 99.1 to potential investors, which the Company is disclosing under Items 2.02 and 7.01 of this Current Report on Form 8-K.

The information in these Items 2.02 and Items 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing by the Company, whether made before or after the filing of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Senior Secured Notes Offering

On May 13, 2020, the Company issued a press release announcing that the Company has commenced a private offering of senior secured notes to be issued by the Company in separate series of notes due 2023 and 2025 (together, the “Notes”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The Company expects to use the net proceeds from the offering of the Notes to repay our $2.35 billion 364-day senior secured term loan agreement with Morgan Stanley Senior Funding, Inc., as the administrative agent and collateral agent and the other lenders party thereto that we entered into on March 23, 2020. The Company expects to use the remainder of such net proceeds for general corporate purposes, which may include repayment of additional indebtedness.

The Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, as amended (the “Securities Act”), and outside the United States, only to certain non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to buy shares of common stock, the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material negative impact on our operating results and liquidity, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations, an inability to source our crew or our provisions and supplies from certain places, the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; and the unavailability or cost of air service.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K, a copy of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 – Disclosure provided to potential investors

Exhibit 99.2 – Press release dated May 13, 2020

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: May 13, 2020	By:	/s/ JASON T. LIBERTY
	Name:	Jason T. Liberty
EVP, Chief Financial Officer